UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 20, 2010

Farmers National Banc Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-12055	34-1371693
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio		44406-0555
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	330-533-3341

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The press release published on August 20, 2010 incorrectly stated two non material numbers. The total number of shares voted on proposal I, elimination of pre-emptive rights and proposal II Amendment of Quorum Requirements was incorrectly reported as 10,266,168; the correct total is 10,051,452. The total number of shares which abstained on proposal I was incorrectly reported as 124,562; the correct number of shares which abstained was 124,564. We apologize for any inconvenience.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

August 24, 2010	By:	John S. Gulas

Name: John S. Gulas
Title: President and CEO